Third Point Reinsurance Ltd.

Financial Supplement
December 31, 2018

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Annual Report on Form 10-K.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including basic book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; downgrade or withdrawal of ratings by rating agencies; significant decrease in our capital or surplus; dependence on key executives; dependence on letter of credit facilities that may not be available on commercially acceptable terms; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; dependence on Third Point LLC to implement Third Point Enhanced LP's ("TP Fund") investment strategy; decline in revenue due to poor performance of TP Fund's investment portfolio; risks associated with TP Fund's investment strategy being greater than those faced by competitors; termination by Third Point LLC of TP Fund's investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of TP Fund's investment portfolio; trading restrictions being placed on TP Fund's investments; limited termination provisions in TP Fund's investment management agreements; limited liquidity and lack of valuation data on TP Fund's investments; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; risks associated with the change in our investment management structure; and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q for the periods ended June 30, 2018 and September 30, 2018, and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three and twelve months ended December 31, 2018 and 2017	Page 7
Property and Casualty Reinsurance Segment - by Quarter	Page 8
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 9

Investments
Net Investments Managed by Third Point LLC - by Quarter	Page 10
Net Investment Return by Investment Strategy - by Quarter	Page 11

Other
General and Administrative Expenses - by Quarter	Page 12
Basic and Diluted Book Value per Share - by Quarter	Page 13
Earnings (Loss) per Share - by Quarter	Page 14
Return on Beginning Shareholders’ Equity - by Quarter	Page 15

Third Point Reinsurance Ltd.
Key Performance Indicators
December 31, 2018 and 2017
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(24,371)	$(9,234)	$(42,105)	$(42,560)
Combined ratio (1)	111.6%	107.1%	106.8%	107.7%

Key investment return metrics:
Net investment income (loss)	$(276,810)	$67,150	$(251,433)	$391,953
Net investment return on net investments managed by Third Point LLC	(11.4)%	2.7%	(10.8)%	17.7%

Key shareholders’ value creation metrics:
Basic book value per share (2) (3)	$13.15	$16.33	$13.15	$16.33
Diluted book value per share (2) (3)	$12.98	$15.65	$12.98	$15.65
Increase (decrease) in diluted book value per share (2)	(16.8)%	2.7%	(17.1)%	18.9%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	(19.8)%	2.8%	(20.0)%	20.1%

(1)	Refer to accompanying “Segment Reporting - Three and twelve months ended December 31, 2018 and 2017” for a calculation of net underwriting loss and combined ratio.

(2)
Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.

(3)	Prior year comparatives represent amounts as of December 31, 2017.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Assets
Investment in related party investment fund, at fair value (1)	$1,284,004	$1,627,924	$—	$—	$—
Equity securities, trading, at fair value	—	—	2,427,768	2,133,170	2,283,050
Debt securities, trading, at fair value	239,640	244,876	617,913	635,322	675,158
Other investments, at fair value	84	196	52,444	43,109	37,731
Total investments in securities	1,523,728	1,872,996	3,098,125	2,811,601	2,995,939
Cash and cash equivalents	104,183	49,786	17,451	6,410	8,197
Restricted cash and cash equivalents	609,154	581,134	569,968	543,173	541,136
Subscription receivable from related party investment fund	—	30,000	—	—	—
Due from brokers	1,411	12,853	258,764	318,703	305,093
Derivative assets, at fair value	—	—	34,738	54,114	73,372
Interest and dividends receivable	1,316	1,975	4,385	4,167	3,774
Reinsurance balances receivable	602,448	577,382	631,952	684,897	476,008
Deferred acquisition costs, net	203,842	231,286	264,408	308,903	258,793
Unearned premiums ceded	17,552	16,772	17,606	15,061	1,049
Loss and loss adjustment expenses recoverable	2,031	1,576	1,414	1,332	1,113
Other assets	20,569	13,082	10,808	7,872	7,320
Total assets	$3,086,234	$3,388,842	$4,909,619	$4,756,233	$4,671,794
Liabilities
Accounts payable and accrued expenses	$7,261	$9,200	$12,044	$11,273	$34,632
Reinsurance balances payable	69,701	71,070	74,013	50,799	41,614
Deposit liabilities	145,342	146,961	129,700	129,957	129,133
Unearned premium reserves	602,936	693,333	792,096	884,758	649,518
Loss and loss adjustment expense reserves	937,157	822,180	791,313	761,631	720,570
Securities sold, not yet purchased, at fair value	—	—	443,216	355,447	394,278
Securities sold under an agreement to repurchase	—	—	—	19,067	29,618
Due to brokers	—	16	926,588	792,633	770,205
Derivative liabilities, at fair value	—	—	12,380	14,510	14,503
Performance fee payable to related party	—	—	4,641	20	—
Participation agreement with related party investment fund	2,297	23,149	—	—	—
Interest and dividends payable	3,055	1,157	5,718	3,049	4,275
Senior notes payable, net of deferred costs	113,911	113,866	113,821	113,777	113,733
Total liabilities	1,881,660	1,880,932	3,305,530	3,136,921	2,902,079
Redeemable noncontrolling interests in related party	—	—	7,179	6,801	108,219
Shareholders’ equity
Common shares	9,364	9,417	9,963	10,224	10,723
Treasury shares	—	—	—	—	(48,253)
Additional paid-in capital	918,882	924,153	994,170	1,029,179	1,099,599
Retained earnings	276,328	574,340	587,621	568,019	594,020
Shareholders’ equity attributable to Third Point Re common shareholders	1,204,574	1,507,910	1,591,754	1,607,422	1,656,089
Noncontrolling interests in related party	—	—	5,156	5,089	5,407
Total shareholders’ equity	1,204,574	1,507,910	1,596,910	1,612,511	1,661,496
Total liabilities, noncontrolling interests and shareholders’ equity	$3,086,234	$3,388,842	$4,909,619	$4,756,233	$4,671,794
(1) Effective August 31, 2018, Third Point Reinsurance Ltd., Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), and together with Third Point Re BDA, the (“TPRE Limited Partners”), entered into a Limited Partnership Agreement (“LPA”) to invest in Third Point Enhanced LP (“TP Fund”), a related party investment fund.  As a result, substantially all assets and related liabilities were transferred from the Company’s separate accounts to TP Fund and the TPRE Limited Partners received limited partnership interests in TP Fund in exchange. The TPRE Limited Partners no longer directly hold their invested assets and liabilities but instead, hold an investment in TP Fund.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Revenues
Gross premiums written	$120,063	$164,163	$578,252	$641,620
Gross premiums ceded	(1,770)	75	(19,895)	(2,475)
Net premiums written	118,293	164,238	558,357	639,145
Change in net unearned premium reserves	91,177	(34,722)	63,085	(92,087)
Net premiums earned	209,470	129,516	621,442	547,058
Net investment loss from investment in related party investment fund (1)	(278,921)	—	(280,847)	—
Net investment income before management and performance fees to related parties	2,111	94,682	59,259	522,664
Management and performance fees to related parties	—	(27,532)	(29,845)	(130,711)
Net investment income (loss)	(276,810)	67,150	(251,433)	391,953
Total revenues	(67,340)	196,666	370,009	939,011
Expenses
Loss and loss adjustment expenses incurred, net	173,088	99,509	438,414	370,058
Acquisition costs, net	56,668	31,837	206,498	188,904
General and administrative expenses	7,553	14,299	36,241	53,103
Other expenses	2,994	3,822	9,610	12,674
Interest expense	2,074	2,074	8,228	8,225
Foreign exchange (gains) losses	(3,288)	2,067	(7,503)	12,300
Total expenses	239,089	153,608	691,488	645,264
Income (loss) before income tax (expense) benefit	(306,429)	43,058	(321,479)	293,747
Income tax (expense) benefit	8,417	2,104	4,010	(11,976)
Net income (loss)	(298,012)	45,162	(317,469)	281,771
Net income attributable to noncontrolling interests in related party	—	(813)	(223)	(3,973)
Net income (loss) available to Third Point Re common shareholders	$(298,012)	$44,349	$(317,692)	$277,798
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$(3.24)	$0.44	$(3.27)	$2.71
Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$(3.24)	$0.42	$(3.27)	$2.64
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	91,967,831	101,405,772	97,054,315	102,264,094
Diluted	91,967,831	105,524,115	97,054,315	105,227,038
(1) As a result of the LPA, the management and performance fees are presented within net investment income (loss) from investment in related party investment fund from the effective date of the LPA. Management and performance fees incurred prior to the effective date of the LPA are reflected in management and performance fees to related parties.
(2) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Revenues
Gross premiums written	$120,063	$30,064	$49,765	$378,360	$164,163
Gross premiums ceded	(1,770)	—	(3,479)	(14,646)	75
Net premiums written	118,293	30,064	46,286	363,714	164,238
Change in net unearned premium reserves	91,177	97,929	95,207	(221,228)	(34,722)
Net premiums earned	209,470	127,993	141,493	142,486	129,516
Net investment loss from investment in related party investment fund (1)	(278,921)	(1,926)	—	—	—
Net investment income before management and performance fees to related parties	2,111	3,641	45,668	7,839	94,682
Management and performance fees to related parties	—	(5,305)	(14,493)	(10,047)	(27,532)
Net investment income (loss)	(276,810)	(3,590)	31,175	(2,208)	67,150
Total revenues	(67,340)	124,403	172,668	140,278	196,666
Expenses
Loss and loss adjustment expenses incurred, net	173,088	88,706	84,000	92,620	99,509
Acquisition costs, net	56,668	40,841	57,584	51,405	31,837
General and administrative expenses	7,553	9,511	9,696	9,481	14,299
Other (income) expenses	2,994	(1,362)	3,983	3,995	3,822
Interest expense	2,074	2,074	2,051	2,029	2,074
Foreign exchange (gains) losses	(3,288)	(1,979)	(8,847)	6,611	2,067
Total expenses	239,089	137,791	148,467	166,141	153,608
Income (loss) before income tax (expense) benefit	(306,429)	(13,388)	24,201	(25,863)	43,058
Income tax (expense) benefit	8,417	111	(4,390)	(128)	2,104
Net income (loss)	(298,012)	(13,277)	19,811	(25,991)	45,162
Net income attributable to noncontrolling interests in related party	—	(4)	(209)	(10)	(813)
Net income (loss) available to Third Point Re common shareholders	$(298,012)	$(13,281)	$19,602	$(26,001)	$44,349
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$(3.24)	$(0.14)	$0.20	$(0.26)	$0.44
Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$(3.24)	$(0.14)	$0.19	$(0.26)	$0.42
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	91,967,831	95,671,385	99,498,901	101,195,747	101,405,772
Diluted	91,967,831	95,671,385	102,032,485	101,195,747	105,524,115
(1) As a result of the LPA, the management and performance fees are presented within net investment income (loss) from investment in related party investment fund from the effective date of the LPA. Management and performance fees incurred prior to the effective date of the LPA are reflected in management and performance fees to related parties.
(2) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three and twelve months ended December 31, 2018 and 2017
(expressed in thousands of U.S. dollars)

	Three months ended				Twelve months ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)
Revenues
Gross premiums written	$120,063	$120,063	$164,163	$164,163	$578,252	$578,252	$641,620	$641,620
Gross premiums ceded	(1,770)	(1,770)	75	75	(19,895)	(19,895)	(2,475)	(2,475)
Net premiums written	118,293	118,293	164,238	164,238	558,357	558,357	639,145	639,145
Change in net unearned premium reserves	91,177	91,177	(34,722)	(34,722)	63,085	63,085	(92,087)	(92,087)
Net premiums earned	209,470	209,470	129,516	129,516	621,442	621,442	547,058	547,058
Expenses
Loss and loss adjustment expenses incurred, net	173,088	173,088	99,509	99,509	438,414	438,414	370,058	370,058
Acquisition costs, net	56,668	56,668	31,837	31,837	206,498	206,498	188,904	188,904
General and administrative expenses	4,085	4,085	7,404	7,404	18,635	18,635	30,656	30,656
Total expenses	233,841	233,841	138,750	138,750	663,547	663,547	589,618	589,618
Net underwriting loss	$(24,371)	(24,371)	$(9,234)	(9,234)	$(42,105)	(42,105)	$(42,560)	(42,560)
Net investment income (loss)		(276,810)		67,150		(251,433)		391,953
Corporate expenses		(3,468)		(6,895)		(17,606)		(22,447)
Other expenses		(2,994)		(3,822)		(9,610)		(12,674)
Interest expense		(2,074)		(2,074)		(8,228)		(8,225)
Foreign exchange gains (losses)		3,288		(2,067)		7,503		(12,300)
Income tax (expense) benefit		8,417		2,104		4,010		(11,976)
Net income attributable to noncontrolling interests in related party		—		(813)		(223)		(3,973)
Net income (loss) available to Third Point Re common shareholders		$(298,012)		$44,349		$(317,692)		$277,798

Property and Casualty Reinsurance - Underwriting Ratios (2):
Loss ratio	82.6%		76.8%		70.6%		67.6%
Acquisition cost ratio	27.0%		24.6%		33.2%		34.5%
Composite ratio	109.6%		101.4%		103.8%		102.1%
General and administrative expense ratio	2.0%		5.7%		3.0%		5.6%
Combined ratio	111.6%		107.1%		106.8%		107.7%
(1) As a result of the change in the Company’s investment account structure, the Company is no longer quantifying the net investment income on float and all non-underwriting income and expenses are presented as a reconciliation to the Company’s consolidated results. Prior year comparatives have been adjusted to conform with the revised presentation.
(2) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Revenues
Gross premiums written	$120,063	$30,064	$49,765	$378,360	$164,163
Gross premiums ceded	(1,770)	—	(3,479)	(14,646)	75
Net premiums written	118,293	30,064	46,286	363,714	164,238
Change in net unearned premium reserves	91,177	97,929	95,207	(221,228)	(34,722)
Net premiums earned	209,470	127,993	141,493	142,486	129,516
Expenses
Loss and loss adjustment expenses incurred, net	173,088	88,706	84,000	92,620	99,509
Acquisition costs, net	56,668	40,841	57,584	51,405	31,837
General and administrative expenses	4,085	4,763	4,963	4,824	7,404
Total expenses	233,841	134,310	146,547	148,849	138,750
Net underwriting loss	$(24,371)	$(6,317)	$(5,054)	$(6,363)	$(9,234)

Underwriting ratios (2)
Loss ratio	82.6%	69.3%	59.4%	65.0%	76.8%
Acquisition cost ratio	27.0%	31.9%	40.7%	36.1%	24.6%
Composite ratio	109.6%	101.2%	100.1%	101.1%	101.4%
General and administrative expense ratio	2.0%	3.7%	3.5%	3.4%	5.7%
Combined ratio	111.6%	104.9%	103.6%	104.5%	107.1%
(1) As a result of the change in the Company’s investment account structure, the Company is no longer quantifying the net investment income on float and all non-underwriting income and expenses are presented as a reconciliation to the Company’s consolidated results. Prior year comparatives have been adjusted to conform with the revised presentation.
(2) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Line and Type of Business
Property	$10,619	$(3,578)	$1,660	$369	$145,817

Workers Compensation	202	6,948	23,815	5,859	995
Auto	(5,790)	(1,295)	(54)	73,631	5,790
Other Casualty	7,619	31,375	19,749	73,730	(349)
Casualty	2,031	37,028	43,510	153,220	6,436

Credit & Financial Lines	21,547	1,190	2,476	75,363	9,486
Multi-line	17,333	(4,607)	114	149,408	2,424
Other Specialty	(1,346)	31	(2,336)	—	—
Specialty	37,534	(3,386)	254	224,771	11,910

Total prospective reinsurance contracts	$50,184	$30,064	$45,424	$378,360	$164,163
Retroactive reinsurance contracts	69,879	—	4,341	—	—
Total property and casualty reinsurance segment	$120,063	$30,064	$49,765	$378,360	$164,163

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter(1)
(expressed in thousands of U.S. dollars)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Assets
Total investments in securities, including investment in related party investment fund	$1,523,644	$1,872,800	$3,097,918	$2,811,372	$2,995,097
Cash and cash equivalents	1,017	10,387	43	476	8
Restricted cash and cash equivalents	609,154	581,134	569,968	543,173	541,136
Due from brokers	1,411	12,853	258,764	318,703	305,093
Derivative assets, at fair value	—	—	34,738	54,114	73,372
Interest and dividends receivable	1,316	1,975	4,385	4,167	3,774
Total assets	$2,136,542	$2,479,149	$3,965,816	$3,732,005	$3,918,480
Liabilities and noncontrolling interests in related party
Accounts payable and accrued expenses	$114	$740	$3,070	$3,616	$5,137
Securities sold, not yet purchased	—	—	443,216	355,447	394,278
Securities sold under an agreement to repurchase	—	—	—	19,067	29,618
Due to brokers	—	16	926,588	792,633	770,205
Derivative liabilities, at fair value	—	—	12,380	14,510	14,503
Performance fee payable to related party	—	—	4,641	20	—
Participation agreement with related party investment fund	2,297	23,149	—	—	—
Interest and dividends payable	—	131	2,696	2,034	1,218
Total noncontrolling interests in related party	—	—	12,335	11,890	113,626
Total liabilities and noncontrolling interests in related party	2,411	24,036	1,404,926	1,199,217	1,328,585
Total net investments managed by Third Point LLC	$2,134,131	$2,455,113	$2,560,890	$2,532,788	$2,589,895

(1) As a result of the change in the Company's investment account structure, substantially all assets and related liabilities were transferred from the Company’s separate accounts to TP Fund and the TPRE Limited Partners received limited partnership interests in TP Fund in exchange. The TPRE Limited Partners no longer directly hold their invested assets and liabilities but instead, hold an investment in TP Fund.

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC (1)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017

Long
Equity	(13.3)%	1.9%	3.4%	(0.7)%	4.5%
Credit	(1.0)%	0.2%	0.3%	0.4%	0.1%
Other	(0.7)%	(1.2)%	(1.3)%	0.5%	(0.3)%
	(15.0)%	0.9%	2.4%	0.2%	4.3%

Short
Equity	3.1%	(1.1)%	(1.9)%	—%	(1.5)%
Credit	0.1%	—%	(0.2)%	(0.1)%	—%
Other	0.4%	—%	0.7%	(0.3)%	(0.1)%
	3.6%	(1.1)%	(1.4)%	(0.4)%	(1.6)%

Net
Equity	(10.2)%	0.8%	1.5%	(0.7)%	3.0%
Credit	(0.9)%	0.2%	0.1%	0.3%	0.1%
Other	(0.3)%	(1.2)%	(0.6)%	0.2%	(0.4)%
	(11.4)%	(0.2)%	1.0%	(0.2)%	2.7%

(1) Net investment return represents the return on our net investments managed by Third Point LLC, net of fees. The net investment return on net investments managed by Third Point LLC is the percentage change in value of a dollar invested over the reporting period on our net investment assets managed by Third Point LLC.  Effective August 31, 2018, we transitioned from our separately managed account structure to investing in the TP Fund, managed by Third Point LLC.  In addition, certain collateral assets supporting reinsurance contracts held by Third Point Re BDA and Third Point Re USA (the "Collateral Assets") are managed by Third Point LLC from the effective date.  See Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for additional information.  The net investment return reflects the combined results of investments managed on behalf of Third Point Re BDA and Third Point Re USA prior to the transition date of August 31, 2018 and the investment in the TP Fund and Collateral Assets from the date of transition.  Prior to the transition date of August 31, 2018, the stated return is net of noncontrolling interests and net of withholding taxes, which are presented as a component of income tax expense in our consolidated statements of income. Net investment return is the key indicator by which we measure the performance of Third Point LLC, our investment manager.

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Payroll and related	$3,105	$2,555	$4,687	$4,587	$9,686
Share compensation expenses	—	2,398	1,313	1,245	(415)
Legal and accounting	983	1,651	1,508	1,416	1,471
Travel and entertainment	460	554	449	602	1,953
IT related	656	470	433	474	381
Occupancy	396	325	246	281	249
Corporate insurance	187	170	189	183	179
Board of director and related	232	242	237	226	179
Credit facility fees	1,143	756	184	57	188
Other general and administrative expenses	391	390	450	410	428
	$7,553	$9,511	$9,696	$9,481	$14,299

G&A related to underwriting activities	$4,085	$4,763	$4,963	$4,824	$7,404
Corporate expenses	3,468	4,748	4,733	4,657	6,895
	$7,553	$9,511	$9,696	$9,481	$14,299

Third Point Reinsurance Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,204,574	$1,507,910	$1,591,754	$1,607,422	$1,656,089
Effect of dilutive warrants issued to founders and an advisor (1)	—	34,950	34,950	34,950	46,512
Effect of dilutive stock options issued to directors and employees (1)	—	51,422	51,422	51,422	51,422
Diluted book value per share numerator:	$1,204,574	$1,594,282	$1,678,126	$1,693,794	$1,754,023
Basic and diluted book value per share denominator:
Common shares outstanding	93,639,610	94,169,725	99,627,399	102,244,248	103,282,427
Unvested restricted shares	(2,025,113)	(2,041,475)	(2,050,115)	(1,992,162)	(1,873,588)
Basic book value per share denominator:	91,614,497	92,128,250	97,577,284	100,252,086	101,408,839
Effect of dilutive warrants issued to founders and an advisor (1)	—	3,494,979	3,494,979	3,494,979	4,651,163
Effect of dilutive stock options issued to directors and employees (1)	—	5,123,531	5,123,531	5,123,531	5,123,531
Effect of dilutive restricted shares issued to directors and employees	1,209,285	1,462,358	1,202,464	1,155,187	905,412
Diluted book value per share denominator:	92,823,782	102,209,118	107,398,258	110,025,783	112,088,945

Basic book value per share (2)	$13.15	$16.37	$16.31	$16.03	$16.33
Diluted book value per share (2)	$12.98	$15.60	$15.63	$15.39	$15.65

Increase (decrease) in diluted book value per share	(16.8)%	(0.2)%	1.6%	(1.7)%	2.7%

(1)	As a result of the Company’s share price being under the minimum strike price for warrants and options as of December 31, 2018, there was no dilution from warrants and stock options.

(2)
Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and represents basic book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the change in basic book value per share divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	91,967,831	95,671,385	99,498,901	101,195,747	101,405,772
Dilutive effect of options	—	—	1,274,609	—	1,945,154
Dilutive effect of warrants	—	—	878,977	—	1,762,242
Dilutive effect of restricted shares with service and performance condition	—	—	379,998	—	410,947
Diluted number of common shares outstanding	91,967,831	95,671,385	102,032,485	101,195,747	105,524,115

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$(298,012)	$(13,281)	$19,602	$(26,001)	$44,349
Net income allocated to Third Point Re participating common shareholders	—	—	(6)	—	(23)
Net income (loss) allocated to Third Point Re common shareholders	$(298,012)	$(13,281)	$19,596	$(26,001)	$44,326

Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$(3.24)	$(0.14)	$0.20	$(0.26)	$0.44

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$(298,012)	$(13,281)	$19,602	$(26,001)	$44,349
Net income allocated to Third Point Re participating common shareholders	—	—	(6)	—	(22)
Net income (loss) allocated to Third Point Re common shareholders	$(298,012)	$(13,281)	$19,596	$(26,001)	$44,327

Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$(3.24)	$(0.14)	$0.19	$(0.26)	$0.42

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net income (loss) available to Third Point Re common shareholders	$(298,012)	$(13,281)	$19,602	$(26,001)	$44,349
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	1,507,910	1,591,754	1,607,422	1,656,089	1,612,154
Impact of weighting related to shareholders’ equity from shares repurchased	(1,750)	(24,447)	(7,606)	(3,243)	—
Adjusted shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,506,160	$1,567,307	$1,599,816	$1,652,846	$1,612,154
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	(19.8)%	(0.8)%	1.2%	(1.6)%	2.8%

(1)
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders, as presented, is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe that return on beginning shareholders’ equity attributable to Third Point Re common shareholders is an important measure because it assists our management and investors in evaluating the Company’s profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. For period where there is a loss, this adjustment decreased the stated returns on beginning shareholders’ equity and for period where there is a gain, this adjustment increased the stated returns on beginning shareholders’ equity.